SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, DC  20549







                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):
                          December 30, 1996



                            MFRI, INC.
        (Exact Name of Registrant as Specified in Charter)

          DELAWARE            0-18370             36-3922969
          (State or Other     (Commission         (IRS Employer
          Jurisdiction of     File Number)        Identification No.)
          Incorporation)


     7720 LEHIGH AVENUE, NILES, ILLINOIS          60714
     (Address of Principal Executive Offices)     (Zip Code)

 Registrant's telephone number, including area code:  (847) 966-1000

 Item 1.  Changes in Control of Registrant.

          See Item 2.

 Item 2.  Acquisition or Disposition of Assets.

          Effective December 30, 1996, pursuant to an Agreement for Merger (the "Merger Agreement") dated October 25, 1996, by and between MFRI, Inc. ("MFRI" or the "Company") and Midwesco, Inc. ("Midwesco"), as amended, the Company acquired through the merger (the "Merger") of Midwesco with and into the Company, certain specified assets of Midwesco (the "Acquired Assets"), namely, the inventory, equipment, intellectual property, prepaid expenses, accounts receivable, causes of action, claims for refund, goodwill, certain books and records and all other assets of Midwesco relating to Midwesco's Thermal Care business; Midwesco's rights under its lease (the "Niles Lease") for the Niles, Illinois office and manufacturing facility that serves as the principal offices of the Company and Midwesco and related leasehold improvements; Midwesco's rights under leases for warehouse and office space located respectively in Niles, Illinois and Riverside, California, and related leasehold improvements; the deferred tax assets of Midwesco; and 1,717,666 shares of the common stock of the Company ("MFRI Common Stock") owned by Midwesco. The Company acquired the Acquired Assets subject to certain specified liabilities (the "Assumed Liabilities"), namely, all liabilities relating to the Thermal Care business, all liabilities relating to three lawsuits arising from warranty obligations relating to the Company's Perma-Pipe business (the "Pending Suits"), indebtedness for borrowed funds aggregating $5 million, and all obligations under the Niles Lease and leases for the Niles and Riverside warehouse and office facilities, and all automobiles and equipment used in the Thermal Care business.

          At the effective time of the Merger (the "Effective Time"), each outstanding share of capital stock of Midwesco ("Midwesco Stock") was converted into 183.7 shares of MFRI Common Stock. Each share of MFRI Common Stock owned by Midwesco immediately prior to the Effective Time was cancelled. As a consequence of the foregoing an aggregate of 2,124,298 shares of MFRI Common Stock (plus a nominal amount of cash in lieu of fractional shares) were issued to the shareholders of Midwesco. An aggregate of 300,000 of such shares were placed in an escrow account to support Midwesco's indemnification obligations under the Merger Agreement, and an aggregate of 66,890 of such shares were placed in a special escrow related to the Pending Suits.

          For additional information regarding the principle followed in determining the amount of consideration for the Acquired Assets, the source of funds used for the Merger, the nature of any material relationship between Midwesco and the Company and certain of its directors and officers, the nature of the Thermal Care business, and additional information concerning the Merger, see (i) the information set forth under the captions "Summary -- Interest of Certain Persons," "The Merger -- Terms of the Merger, -- Background of the Merger and Recommendation of the MFRI Board of Directors, and -- Business of Thermal Care," "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources of the Company," and "Principal Stockholders and Security Ownership of Management" set forth in the Company's Proxy Statement dated November 12, 1996 relating to the Special Meeting of Stockholders of MFRI, Inc. held on December 16, 1996; and
          (ii) the information set forth under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources" set forth in the Company's Quarterly Report on Form 10-Q for the quarter ended October 31, 1996; which are hereby incorporated by reference.

 Item 7.  Financial Statements, PRO FORMA Financial Information and
 Exhibits.

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

               Incorporated by reference to the information set forth under the caption "Midwesco, Inc. and Subsidiaries Consolidated Financial Statements" commencing on page F-1 of the Company's Proxy Statement dated November 12, 1996 relating to the Special Meeting of Stockholders of MFRI, Inc. held on December 16, 1996 (SEC File No. 1-18370).

          (b)  PRO FORMA FINANCIAL INFORMATION

               Incorporated by reference to the information set forth under the caption "Unaudited Pro Forma Combined Financial Statements" in the Company's Proxy Statement dated November 12, 1996 relating to the Special Meeting of Stockholders of MFRI, Inc. held on December 16, 1996 (SEC File No. 1-18370).

          (c)  EXHIBITS

               2.1 Agreement for Merger, dated October 25, 1996, by and between MFRI, Inc. and Midwesco, Inc. [Incorporated by reference to Appendix A of the Company's Proxy Statement dated November 12, 1996 relating to the Special Meeting of Stockholders of MFRI, Inc. held on December 16, 1996 (SEC File No. 1-18370)]

               2.2 Agreement and Plan of Merger, as amended, dated October 25, 1996, by and between MFRI, Inc. and Midwesco, Inc.

               23.1 Consent of Deloitte & Touche LLP

               99.1  The information set forth under the caption
                    "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources" set forth in the Company's Quarterly Report on Form 10-Q for the quarter ended October 31, 1996 [Incorporated by reference (SEC File No. 1-18370)]

               99.2  The information set forth under the caption "Midwesco,
                    Inc. and Subsidiaries Consolidated Financial
                    Statements" commencing on page F-1 of the Company's Proxy Statement dated November 12, 1996 relating to the Special Meeting of Stockholders of MFRI, Inc. held on December 16, 1996 [Incorporated by reference (SEC File No. 1-18370)]

               99.3  The information set forth under the caption "Unaudited
                    Pro Forma Combined Financial Statements" in the Company's Proxy Statement dated November 12, 1996 relating to the Special Meeting of Stockholders of MFRI, Inc. held on December 16, 1996 [Incorporated by reference (SEC File No. 1-18370)]

               99.4  The information set forth under the captions "Summary
                    -- Interest of Certain Persons," "The Merger -- Terms of the Merger, -- Background of the Merger and Recommendation of the MFRI Board of Directors, and -- Business of Thermal Care," and "Principal Stockholders and Security Ownership of Management" in the Company's Proxy Statement dated November 12, 1996 relating to the Special Meeting of Stockholders of MFRI, Inc. held on December 16, 1996 [Incorporated by reference (SEC File No. 1-18370)]

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  January 9, 1997       MFRI, INC.



                              By:/S/ MICHAEL D. BENNETT
                                  Michael D. Bennett
                                  Vice President

                             EXHIBITS


 EXHIBIT NO.


 2.1 Agreement for Merger, dated October 25, 1996, by and between MFRI, Inc. and Midwesco, Inc. [Incorporated by reference to Appendix A of the Company's Proxy Statement dated November 12, 1996 relating to the Special Meeting of Stockholders of MFRI, Inc. held on December 16, 1996 (SEC File No. 1-18370)]

 2.2 Agreement and Plan of Merger, as amended, dated October 25, 1996, by and between MFRI, Inc. and Midwesco, Inc.

 23.1               Consent of Deloitte & Touche LLP

 99.1 The information set forth under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources" set forth in the Company's Quarterly Report on Form 10-Q for the quarter ended October 31, 1996 [Incorporated by reference (SEC File No. 1-18370)]

 99.2 The information set forth under the caption "Midwesco, Inc. and Subsidiaries Consolidated Financial Statements" commencing on page F-1 of the Company's Proxy Statement dated November 12, 1996 relating to the Special Meeting of Stockholders of MFRI, Inc. held on December 16, 1996 [Incorporated by reference (SEC File No. 1-18370)]

 99.3 The information set forth under the caption "Unaudited Pro Forma Combined Financial Statements" in the Company's Proxy Statement dated November 12, 1996 relating to the Special Meeting of Stockholders of MFRI, Inc. held on December 16, 1996 [Incorporated by reference (SEC File No. 1-18370)]

 99.4 The information set forth under the captions "Summary - Interest of Certain Persons," "The Merger -- Terms of the Merger, -- Background of the Merger and Recommendation of the MFRI Board of Directors, and -- Business of Thermal Care," and "Principal Stockholders and Security Ownership of Management" in the Company's Proxy Statement dated November 12, 1996 relating to the Special Meeting of Stockholders of MFRI, Inc. held on December 16, 1996 [Incorporated by reference (SEC File No. 1-18370)]